UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Public Offering of Senior Notes Due 2021 and Senior Notes Due 2026

On May 5, 2016, Equifax Inc. (the “Company”) executed an Underwriting Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein, with regard to the issuance and sale by the Company of $500,000,000 aggregate principal amount of the Company’s 2.300% Senior Notes due 2021 (the “2021 Notes”) and $275,000,000 principal amount of the Company’s 3.250% Senior Notes due 2026 (the “2026 Notes” and together with the 2021 Notes, the “Notes”). The Notes are issued pursuant to an Indenture dated as of May 12, 2016 between the Company and U.S. Bank National Association, as Trustee (the “Indenture”), as supplemented by each of: (i) a First Supplemental Indenture relating to the 2021 Notes and dated as of May 12, 2016; and (ii) a Second Supplemental Indenture relating to the 2026 Notes and dated as of May 12, 2016.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s effective Registration Statement on Form S-3 (File No. 333-210962) filed with the Securities and Exchange Commission on April 27, 2016: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the Indenture, filed as Exhibit 4.1 hereto; (iii) the First Supplemental Indenture between the Company and the Trustee, including the form of 2021 Note as Exhibit A, filed as Exhibit 4.2 hereto; (iv) the Second Supplemental Indenture between the Company and the Trustee, including the form of 2026 Note as Exhibit A, filed as Exhibit 4.3 hereto; and (v) the opinion of counsel addressing the validity of the Notes, filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

The agreements filed as exhibits to this report have been attached to provide investors and security holders with information regarding their terms and are not intended to provide any factual information about the Company or any of its subsidiaries or affiliates. The representations, warranties and covenants in the agreements filed herewith were made only for the purpose of such agreements and solely for the benefit of the parties to such agreements as of the specific dates set forth therein. Such representations and warranties were made for the purposes of allocating contractual risk between the parties to such agreements and should not be relied upon by investors as a disclosure of factual information relating to the Company as such representations and warranties may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications and may therefore not be complete. The representations, warranties and covenants in the agreements filed herewith may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of each agreement filed herewith, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of May 5, 2016, by and among Equifax Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein (filed herewith).

4.1	Indenture, dated as of May 12, 2016, between Equifax Inc. and U.S. Bank National Association, as Trustee (filed herewith).

4.2	First Supplemental Indenture, dated as of May 12, 2016, between Equifax Inc. and the Trustee, including the form of 2021 Note as Exhibit A (filed herewith).

4.3	Second Supplemental Indenture, dated as of May 12, 2016, between Equifax Inc. and the Trustee, including the form of 2026 Note as Exhibit A (filed herewith).

5.1	Opinion of King & Spalding LLP (filed herewith).

23.1	Consent of King & Spalding LLP (contained in Exhibit 5.1 filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ John J. Kelley III
Name:	John J. Kelley III
Title:	Corporate Vice President, Chief Legal Officer
and Corporate Secretary

Date: May 12, 2016

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 5, 2016, by and among Equifax Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein (filed herewith).

4.1	Indenture, dated as of May 12, 2016, between Equifax Inc. and U.S. Bank National Association, as Trustee (filed herewith).

4.2	First Supplemental Indenture, dated as of May 12, 2016, between Equifax Inc. and the Trustee, including the form of 2021 Note as Exhibit A (filed herewith).

4.3	Second Supplemental Indenture, dated as of May 12, 2016, between Equifax Inc. and the Trustee, including the form of 2026 Note as Exhibit A (filed herewith).

5.1	Opinion of King & Spalding LLP (filed herewith).

23.1	Consent of King & Spalding LLP (contained in Exhibit 5.1 filed herewith).